UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 26, 2011
Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 26, 2011, Stanley Black & Decker, Inc. issued a press release announcing first quarter 2011 results and providing updated full year 2011 guidance.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1  Press release dated April 26, 2011.
99.1  Financial statements and supporting schedules contained in Stanley Black & Decker’s April 26, 2011 press release.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.
April 26, 2011	By:	/s/ Bruce H. Beatt
		Name:	Bruce H. Beatt
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Stanley Black & Decker’s press release dated April 26, 2011, announcing first quarter 2011 results and providing updated full year 2011 guidance.

99.1	Financial statements and supporting schedules contained in Stanley Black & Decker’s April 26, 2011 press release.